Putnam AMT-Free Municipal Fund
The fund's portfolio
10/31/19 (Unaudited)
Key to holding's abbreviations
ABAG — Association Of Bay Area Governments
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
COP — Certificates of Participation
FHLMC Coll. — Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN — Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.12% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (100.7%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,288,828
5.00%, 9/15/33	AA	125,000	150,175

			1,439,003
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,684,366
4.00%, 10/1/38	A+/F	555,000	610,950

			3,295,316
Arizona (3.8%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,342,279
5.00%, 11/1/36	A	1,235,000	1,503,069
5.00%, 11/1/34	A	1,000,000	1,223,890
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	809,490
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern U.), 5.125%, 5/15/40	A	2,125,000	2,163,378
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,099,370
4.00%, 5/15/29	A/F	1,000,000	1,105,720
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA-	315,000	373,710
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA-	750,000	889,785
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,299,600

			11,810,291
California (2.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A-/F	500,000	534,270
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living - Presbyterian Homes), 6.625%, 11/15/24	A-/F	2,000,000	2,003,400
AGM, 5.00%, 11/15/44	AA	500,000	573,505
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA-	775,000	883,957
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6.50%, 11/1/39	BBB+	750,000	1,175,558
Merced, City School Dist. G.O. Bonds, (Election of 2003), NATL, zero %, 8/1/24	AA-	1,125,000	1,051,526
Sacramento, Regl. Trans. Dist. Rev. Bonds, (Farebox), 5.00%, 3/1/27	A3	315,000	324,264
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	399,105

			6,945,585
Colorado (2.1%)
CO Hlth. Facs. Auth. Rev Bond (Commonspirit Health) , Ser A1, 4.00% 8/1/37(T)	Aa2	150,000	163,708
CO Hlth. Facs. Auth. Rev Bond (Commonspirit Health) , Ser A1, 4.00% 8/1/38(T)	Aa2	225,000	244,533
CO Hlth. Facs. Auth. Rev Bond (Commonspirit Health) , Ser A1, 4.00% 8/1/39(T)	Aa2	225,000	244,631
CO Hlth. Facs. Auth. Rev Bond (Commonspirit Health) , Ser A1, 4.00% 8/1/44(T)	Aa2	750,000	812,701
CO Hlth. Facs. Auth. Rev Bond (Commonspirit Health) , Ser A1, 4.00% 8/1/49(T)	Aa2	1,500,000	1,606,648
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds (9/1/21), (Sr. Libor Index), Ser. B, 2.247%, 9/1/39	A2	1,000,000	1,009,010
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL, zero %, 9/1/34	A2	3,525,000	2,361,045

			6,442,275
Connecticut (0.5%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,397,738
5.00%, 7/1/33	BBB+/F	250,000	280,060

			1,677,798
Delaware (1.0%)
DE State Hlth. Fac. Auth. VRDN, (Christiana Care), Ser. A, 1.35%, 10/1/38	VMIG 1	3,140,000	3,140,000

			3,140,000
District of Columbia (1.2%)
DC Rev. Bonds, (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	1,250,000	1,480,475
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,136,860

			3,617,335
Florida (3.8%)
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	380,315
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A-	1,375,000	1,596,911
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,248,260
Miami-Dade Cnty., School Dist. G.O. Bonds, Ser. A, 5.00%, 3/15/44	Aa2	1,750,000	1,974,613
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A-/F	1,000,000	1,110,670
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A-/F	1,630,000	1,753,212
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A-/F	2,000,000	2,347,880
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	268,930

			11,680,791
Georgia (4.7%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station), 5.00%, 12/1/21	A3	1,250,000	1,339,038
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	977,220
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev. Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB-/F	1,000,000	1,100,960
5.00%, 3/1/37	BBB-/F	200,000	222,914
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds, (Northeast GA Hlth. Syst., Inc.), Ser. A, 5.00%, 2/15/37	A	3,000,000	3,516,270
Main St. Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. A, 4.00%, 4/1/48	Aa2	2,305,000	2,492,650
Main Street Natural Gas, Inc. Mandatory Put Bonds (12/2/24), Ser. B, 4.00%, 8/1/49	Aa1	1,700,000	1,908,182
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	1,500,000	1,687,995
(Plant Vogtle Units 3 & 4), Ser. A, 5.00%, 1/1/63	A2	500,000	571,055
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/59	A2	750,000	800,640

			14,616,924
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	200,000	218,860

			218,860
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A/F	250,000	276,593

			276,593
Idaho (1.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke's Hlth. Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	595,355
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee), 4.00%, 7/15/30	A2	3,000,000	3,146,640

			3,741,995
Illinois (13.7%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,899,840
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,123,940
Chicago, Board of Ed. G.O. Bonds, (School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	951,540
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/31	AA	500,000	552,455
Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,050,748
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	545,220
Ser. C, 5.00%, 1/1/39	A	750,000	833,123
(2nd Lien), 5.00%, 1/1/39	A	565,000	616,839
Ser. C, 5.00%, 1/1/34	A	400,000	448,936
Ser. C, 5.00%, 1/1/33	A	405,000	455,593
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	751,019
IL Fin. Auth. Rev. Bonds, (American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,578,197
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	661,434
5.00%, 1/1/41	Baa3	340,000	371,596
5.00%, 11/1/34	Baa3	1,900,000	2,121,901
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,150,580
Ser. C, 5.00%, 11/1/29	Baa3	2,225,000	2,524,485
Ser. D, 5.00%, 11/1/26	Baa3	3,000,000	3,411,120
5.00%, 8/1/21	Baa3	1,000,000	1,050,720
IL State Fin. Auth. Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 1.881%, 11/1/34	A2	2,475,000	2,478,242
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,779,660
(Riverside Hlth.Syst.), 4.00%, 11/15/32	A+	400,000	433,472
IL State Fin. Auth. Academic Fac. Rev. Bonds, (U. of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/49	A1	1,250,000	1,503,113
5.00%, 10/1/38	A1	700,000	857,136
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/47	Baa3	500,000	562,680
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/32	AA-	2,000,000	2,345,100
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	BBB	300,000	339,291
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	A	5,500,000	5,160,870
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,192,400
Railsplitter Tobacco Settlement Auth. Rev. Bonds, 5.00%, 6/1/24	A	1,000,000	1,152,990
Sales Tax Securitization Corp. Rev. Bonds, Ser. C, 5.50%, 1/1/36	AA-	2,000,000	2,433,560

			42,337,800
Indiana (0.7%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living), 5.75%, 11/15/41	BBB/F	1,000,000	1,064,430
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds (12/2/19), (Republic Services, Inc.), Ser. B, 1.30%, 5/1/28	BBB+	1,000,000	1,000,260

			2,064,690
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace Cmnty's. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,475,923

			1,475,923
Kentucky (5.9%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	565,850
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,091,660
KY State Econ. Dev. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (12/2/19), (Republic Services, Inc.), Ser. B, 1.30%, 4/1/31	BBB+	1,000,000	1,000,260
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/35	A1	1,000,000	1,197,230
(No. 122), Ser. A, 4.00%, 11/1/37	A1	1,250,000	1,382,513
(No. 122), Ser. A, 4.00%, 11/1/35	A1	500,000	556,805
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (6/1/25)(1/1/25)
Mandatory Put Bonds (6/1/25) Ser. C-1, 4.00%, 12/1/49	A3	3,150,000	3,496,563
Mandatory Put Bonds (1/1/25) Ser. B, 4.00%, 1/1/49	A1	2,800,000	3,098,480
Louisville & Jefferson Cnty., Metro. Govt. Env. Fac. Mandatory Put Bonds (6/1/21), (Louisville Gas & Elec. Co.), Ser. B, 1.65%, 6/1/33	A1	1,750,000	1,760,605
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	3,294,610
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds, (American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	800,000	802,864

			18,247,440
Louisiana (2.7%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U. Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	2,000,000	2,324,200
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	BBB	2,000,000	2,006,900
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/38	A+/F	1,500,000	1,794,420
5.00%, 7/1/34	A+/F	1,000,000	1,215,560
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 5/15/23	A	800,000	893,000

			8,234,080
Maryland (0.3%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	339,198
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds, (Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	573,165

			912,363
Massachusetts (2.4%)
MA State G.O. Bonds, Ser. E, 4.00%, 4/1/46	Aa1	2,275,000	2,462,710
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.), Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,006,090
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	510,810
(Franklin W. Olin College of Engineering), Ser. E, 5.00%, 11/1/43	A+	2,200,000	2,457,972
MA State Edl. Fin. Auth. Rev. Bonds, Ser. A, 5.50%, 1/1/22	AA	1,000,000	1,007,360
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	110,000	110,707

			7,555,649
Michigan (7.5%)
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,336,840
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6.25%, 7/1/36	AA	5,000	5,018
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A	2,500,000	2,937,975
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,129,280
5.00%, 11/1/41	A	2,200,000	2,572,658
Kentwood, Economic Dev. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB-/F	1,000,000	1,111,340
MI State Bldg. Auth. Rev. Bonds, Ser. I, 4.00%, 10/15/49	Aa2	3,000,000	3,332,130
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA-	525,000	599,907
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,212,920
(Local Govt. Loan Program - Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A	400,000	463,344
(Local Govt. Loan Program - Detroit Wtr. & Swr. Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	200,000	232,104
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	140,000	159,096
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	835,128
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,322,680

			23,250,420
Minnesota (0.5%)
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Carleton College)
4.00%, 3/1/37	Aa2	130,000	146,212
4.00%, 3/1/36	Aa2	400,000	451,096
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic), Ser. B, 1.09%, 11/15/38	VMIG 1	1,050,000	1,050,000

			1,647,308
Mississippi (1.6%)
MS State Bus. Fin. Commission Gulf Opportunity Zone VRDN, (Chevron USA, Inc.), Ser. C, 1.26%, 12/1/30	VMIG 1	1,500,000	1,500,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	3,500,000	3,513,125

			5,013,125
Nebraska (1.2%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A3	2,500,000	2,786,000
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,085,710

			3,871,710
Nevada (0.1%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds, (Mountains Edge Local No. 142), 5.00%, 8/1/20	A	365,000	373,121

			373,121
New Hampshire (0.9%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A-	500,000	580,040
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A-	2,000,000	2,322,020

			2,902,060
New Jersey (3.4%)
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	399,854
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,546,720
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,050,540
Ser. A, 5.00%, 12/15/35	Baa1	680,000	791,799
Ser. A, 5.00%, 12/15/34	Baa1	2,150,000	2,508,857
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	883,890
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 6/1/34	A-	1,250,000	1,497,000

			10,678,660
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	1,008,822

			1,008,822
New York (2.1%)
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47 (Prerefunded 2/15/21)	Aa2	15,000	15,882
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	500,000	571,130
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	2,600,000	2,973,984
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 1.57%, 11/1/26	AA	1,850,000	1,847,484
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds, Ser. A, 5.00%, 11/15/46	A2	1,010,000	1,011,677

			6,420,157
Ohio (4.1%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5.75%, 6/1/34	Ca	500,000	500,630
5.375%, 6/1/24	Ca	945,000	946,040
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,700,795
5.00%, 1/1/36	A	425,000	527,506
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	783,678
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	687,167
OH State Rev. Bonds, (Northeast OH Regl. Swr. Dist.), 5.00%, 11/15/44	Aa1	1,015,000	1,163,170
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Kenyon College 2020), 4.00%, 7/1/44	A	1,875,000	2,024,850
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,424,238
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/48	Aa3	1,250,000	1,376,113
Ohio State Solid Waste Mandatory Put Bonds (12/2/19), (Republic Services, Inc.), 1.30%, 11/1/35	BBB+	500,000	500,425
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	579,365
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	568,960

			12,782,937
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	275,000	275,781

			275,781
Pennsylvania (5.3%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/32	A	2,200,000	2,674,584
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	331,404
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	500,000	534,455
PA State COP, Ser. A, 5.00%, 7/1/30	A2	200,000	246,968
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds, (Waste Management, Inc.), Ser. A, 2.15%, 11/1/21	A-	2,250,000	2,275,493
PA State Higher Edl. Fac. Auth. Rev. Bonds, (East Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	773,878
PA State Pub. School Bldg. Auth. Rev. Bonds, (Northampton Cnty. Area Cmnty. College Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,042,699
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A3	700,000	845,929
Ser. B-1, 5.00%, 6/1/42	A3	675,000	791,849
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,202,050
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds, Ser. B, 5.00%, 12/1/26	A2	500,000	611,005
Philadelphia, School Dist. G.O. Bonds, Ser. A, 4.00%, 9/1/39	A2	1,620,000	1,790,294
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth. Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,255,025
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM, 5.00%, 4/15/59	AA	1,000,000	1,186,320

			16,561,953
Rhode Island (0.7%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	424,670
5.00%, 5/15/26	BBB+	580,000	692,555
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB-/P	1,000,000	1,068,560

			2,185,785
South Carolina (2.1%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds, (LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	612,075
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	688,655
SC State Jobs Econ. Dev. Auth. Hosp. VRDN (Prisma Hlth. Oblig. Group), Ser. B, 1.20%, 5/1/48	VMIG 1	500,000	500,000
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,135,240
Ser. A, 5.00%, 12/1/55	A2	545,000	615,681
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	664,472
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	591,295
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,761,105

			6,568,523
Tennessee (0.4%)
Chatanooga, Hlth. Ed. & Hsg. Fac. Rev Bonds (Commonspirit Health), Ser A1, 4.00%, 8/1/37(T)	Aa2	150,000	166,354
Chatanooga, Hlth. Ed. & Hsg. Fac. Rev Bonds (Commonspirit Health), Ser A1, 4.00%, 8/1/38(T)	Aa2	150,000	166,453
Chatanooga, Hlth. Ed. & Hsg. Fac. Rev Bonds (Commonspirit Health), Ser A2, 5.00%, 8/1/44(T)	Aa2	150,000	172,939
Chatanooga, Hlth. Ed. & Hsg. Fac. Rev Bonds (Commonspirit Health), Ser A1, 4.00%, 8/1/44(T)	Aa2	275,000	301,150
Chatanooga, Hlth. Ed. & Hsg. Fac. Rev Bonds (Commonspirit Health), Ser A2 5.00%, 8/1/49(T)	Aa2	250,000	285,464

			1,092,360
Texas (12.8%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG
5.00%, 12/1/37	AAA	725,000	869,333
4.00%, 12/1/32	AAA	375,000	425,021
4.00%, 12/1/29	AAA	500,000	576,695
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	717,504
5.00%, 10/1/33	A3	400,000	481,804
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	500,000	562,880
Central TX Regl. Mobility Auth. Rev. Bonds
5.00%, 1/1/37	A-	1,590,000	1,893,118
(Sr. Lien), Ser. A, 5.00%, 1/1/33	A-	300,000	327,894
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	A-	350,000	418,429
PSFG, 4.00%, 8/15/32	AAA	2,070,000	2,423,018
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,157,060
PSFG, 4.00%, 8/15/29	AAA	1,500,000	1,746,690
Dallas, Area Rapid Transit Rev. Bonds, Ser. A, 5.00%, 12/1/46	AA+	6,000,000	7,006,980
Dallas, Area Rapid Transit Sales Tax Rev. Bonds, Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,361,944
Fort Bend Indpt. School Dist. Mandatory Put Bonds (8/1/21), Ser. D, PSFG, 1.50%, 8/1/42	AAA	2,390,000	2,397,361
Fort Bend, Mandatory Put Bonds (8/1/22), (Indpt. School Dist.), PSFG, 1.95%, 8/1/49	AAA	1,500,000	1,521,855
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Baa2	500,000	534,610
Leander, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,334,720
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/32	BBB-	685,000	779,092
5.00%, 9/15/31	BBB-	525,000	599,099
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(TX Woman's U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	1,005,847
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35	Baa3	800,000	877,904
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	547,170
(Children's Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	448,172
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 1/1/36	AA	1,000,000	1,112,120
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,191,460
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,449,700
TX Private Activity Surface Trans. Corp. Rev. Bonds, (LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	518,725
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5.00%, 12/15/28	A3	1,000,000	1,091,280
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/Transmission Converting Security)
5.00%, 9/1/36	A+	400,000	411,640
5.00%, 9/1/35	A+	400,000	411,728
TX State Trans. Comm. Tpk. Syst. Rev. Bonds, (1st Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,313,938

			39,514,791
Utah (1.2%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 1.35%, 5/15/37	VMIG 1	3,000,000	3,000,000
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	695,175

			3,695,175
Virginia (3.2%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	392,914
Federal Home Loan Mortgage Corp. Rev. Bonds, Ser. M-053, Class A, 2.55%, 6/15/35	AA+	4,000,000	4,097,200
VA Cmnwlth. Trans. Board Rev. Bonds
(Cap. Projects), 4.00%, 5/15/34	Aa1	325,000	344,169
4.00%, 5/15/33	Aa1	3,000,000	3,458,119
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds, Ser. B, 4.00%, 7/1/35	Aa3	1,500,000	1,683,300

			9,975,702
Washington (3.2%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds, (Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,120,000	3,644,722
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	1,500,000	1,505,745
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,820,550
WA State G.O. Bonds, Ser. D, 4.00%, 2/1/34	Aaa	1,595,000	1,697,590
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 2.296%, 1/1/42	A+	1,100,000	1,108,261

			9,776,868
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A-	500,000	518,385

			518,385
Wisconsin (1.3%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,716,841
5.00%, 7/1/44	AA	1,000,000	1,174,470
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,096,140

			3,987,451

Total municipal bonds and notes (cost $296,402,670)			$311,831,805

SHORT-TERM INVESTMENTS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Bills 1.907%, 12/12/19(SEGSF)	$139,000	$138,767
U.S. Treasury Bills 1.908%, 1/2/20(SEGSF)	110,000	109,707
U.S. Treasury Bills 1.977%, 11/14/19(SEG)	43,000	42,977
U.S. Treasury Bills 1.957%, 12/5/19(SEG)(SEGSF)	25,000	24,965
U.S. Treasury Bills 1.686%, 2/20/20(SEG)	23,000	22,893

Total short-term investments (cost $339,159)		$339,309
TOTAL INVESTMENTS

Total investments (cost $296,741,829)		$312,171,114

FUTURES CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	5	$948,750	$948,750	Dec-19	$22,958
U.S. Treasury Note Ultra 10 yr (Short)	26	3,694,844	3,694,844	Dec-19	57,144

Unrealized appreciation					80,102

Unrealized (depreciation)					—

Total					$80,102

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
	Swap counterparty/ notional amount	Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	Citibank, N.A.
	$1,225,000	$13,515	(E)	$—	1/2/50	1.46% — Quarterly	SIFMA Municipal Swap index — Quarterly	$13,515
	6,750,000	62,222	(E)	—	10/18/31	1.404% — Quarterly	SIFMA Municipal Swap index — Quarterly	(62,222)
	12,500,000	47,838	(E)	—	10/18/26	SIFMA Municipal Swap index — Quarterly	1.182% — Quarterly	47,838
	23,860,000	65,114	(E)	—	10/20/26	SIFMA Municipal Swap index — Quarterly	1.159% — Quarterly	65,114
	7,025,000	77,844	(E)	—	10/21/41	1.559% — Quarterly	SIFMA Municipal Swap index — Quarterly	(77,844)

Upfront premium received				—		Unrealized appreciation		126,467

	Upfront premium (paid)			—		Unrealized (depreciation)		(140,066)

	Total			$—			Total	$(13,599)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$2,255,000	$55,766	$—	12/10/19	—	1.495% minus Municipal Market Data Index AAA municipal yields 15 Year rate — At maturity	$(55,766)
495,000	119	—	1/24/20	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(119)
990,000	208	—	1/23/20	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(208)
3,300,000	6,006	—	1/22/20	—	1.54% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	6,006
925,000	1,739	—	11/12/19	—	2.06% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(1,739)
1,500,000	4,800	—	1/2/20	—	2.08% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(4,800)
1,350,000	14,175	—	12/4/19	—	2.135% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	14,175
925,000	15,466	—	11/7/19	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	15,466
500,000	4,445	—	1/22/20	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	4,445
750,000	79,208	—	6/2/20	—	2.7% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(79,208)
1,505,000	161,637	—	6/4/20	—	2.71% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(161,637)
Goldman Sachs International
990,000	40	—	1/15/20	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	40
Morgan Stanley & Co. International PLC
495,000	74	—	1/21/20	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(74)
495,000	74	—	1/21/20	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(74)
950,000	96,387	—	6/4/20	—	2.68% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(96,387)

Upfront premium received		—	Unrealized appreciation			40,132

Upfront premium (paid)		—	Unrealized (depreciation)			(400,012)

Total		$—			Total	$(359,880)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2019 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $309,781,911.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $70,868.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $263,404.
(T)	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
	At the close of the reporting period, the fund maintained liquid assets totaling $10,959,510 to cover certain derivative contracts, tender option bonds, securities sold short, delayed delivery securities and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.12%, 1.78% and 1.90%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	20.0%
	Education	12.9
	Utilities	11.4
	State debt	11.3
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk, and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for yield curve positioning.
	An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
	The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, and for hedging inflation.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.
	Tender option bond transactions: The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in The fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. [cont.]
	At the close of the reporting period, the fund’s investments with a value of $4,164,580 were held by the TOB trust and served as collateral for $1,910,765 in floating-rate bonds outstanding. During the reporting period, the fund incurred interest expense of $5,208 for these investments based on an average interest rate of 1.40%.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	—	311,831,805	—
Short-term investments	—	339,309	—

Totals by level	$—	$312,171,114	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	80,102	—	—
Interest rate swap contracts		(13,599)	—
Total return swap contracts		(359,880)	—

Totals by level	$80,102	$(373,479)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	20
OTC interest rate swap contracts (notional)	$42,300,000
OTC total return swap contracts (notional)	$17,000,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com